                                                                    EXHIBIT 10.2

                                 URS CORPORATION

                                 FIFTH AMENDMENT
                               TO CREDIT AGREEMENT

            This FIFTH AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of June 4, 2004 and entered into by and among URS CORPORATION, a Delaware corporation ("COMPANY"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF ("LENDERS") and CREDIT SUISSE FIRST BOSTON, as administrative agent for Lenders ("ADMINISTRATIVE AGENT"), and is made with reference to that certain Credit Agreement dated as of August 22, 2002, as amended by that certain First Amendment to Credit Agreement dated as of January 30, 2003, that certain Second Amendment to Credit Agreement dated as of November 6, 2003, that certain Third Amendment to Credit Agreement dated as of December 16, 2003 and that certain Fourth Amendment to Credit Agreement dated as of March 29, 2004 (as so amended, and as further amended, modified, restated or otherwise supplemented to the date hereof, the "CREDIT AGREEMENT"), by and among Company, Lenders, CREDIT SUISSE FIRST BOSTON, as a Co-Lead Arranger and Administrative Agent, WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Co-Lead Arranger and Syndication Agent for Lenders, and BNP PARIBAS, HARRIS TRUST & SAVINGS BANK and THE ROYAL BANK OF SCOTLAND PLC, as Co-Documentation Agents for Lenders. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

RECITALS

            WHEREAS, Company and Lenders desire to amend the Credit Agreement as more particularly described below;

            NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

      SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

1.1   AMENDMENTS TO SECTION 1: DEFINITIONS

            A. Subsection 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

            "FIFTH AMENDMENT" means that certain Fifth Amendment to Credit Agreement dated as of June 4, 2004 and entered into by and among Company, the Lenders listed on the signature pages thereof and Administrative Agent.

            "FIFTH AMENDMENT EFFECTIVE DATE" means the effective date of the Fifth Amendment.

            "INCREASE EFFECTIVE DATE" has the meaning assigned to that term in subsection 2.10C.

      B. Subsection 1.1 of the Credit Agreement is hereby further amended by deleting each of the definitions of "Commitments" and "Consolidated Excess Cash Flow"in their entirety and substituting the following therefor, respectively:

            "COMMITMENTS" means the commitments of Lenders to make Loans as set forth in subsection 2.1A and subsection 3.3, as such commitments may be adjusted from time to time in accordance with this Agreement.

            "CONSOLIDATED EXCESS CASH FLOW" means, for any period, an amount (if positive) equal to (i) Consolidated EBITDA for such period minus (ii) the sum, without duplication, of the amounts for such period of (a) to the extent not otherwise excluded from Consolidated EBITDA, Cash expenditures during such period relating to the Merger or any Permitted Acquisition applied against accruals and reserves taken against goodwill established in prior periods as approved by Administrative Agent, (b) scheduled repayments of Consolidated Total Funded Debt (but only to the extent the funds applied for such purpose are included in the calculation of Consolidated EBITDA), (c) Consolidated Capital Expenditures, (d) Consolidated Cash Interest Expense and (e) the provision for current taxes based on income of Company and its Subsidiaries on a consolidated basis and payable in Cash with respect to such period.

1.2   AMENDMENTS TO SECTION 2: AMOUNTS AND TERMS OF COMMITMENTS AND LOANS

      A. Subsection of the Credit Agreement is hereby amended by deleting subsections (ii) and (iii) thereof in their entirety and substituting the following therefor:

            "(ii) Tranche B Term Loans. On the Closing Date, each Lender that had a Tranche B Term Loan Commitment as of such date loaned to Company an amount corresponding to such Lender's Pro Rata Share of the $350,000,000 aggregate amount of the Tranche B Term Loan Commitments as of the Closing Date. On or after the Fifth Amendment Effective Date and prior to the Tranche B Term Loan Maturity Date, the aggregate amount of the Tranche B Term Loan Commitments may be increased from time to time in accordance with subsection 2.10. Following any such increase in the Tranche B Term Loan Commitments pursuant to subsection 2.10, each Lender that has increased its Tranche B Term Loan Commitment severally agrees to lend to Company in one or more borrowings an amount not exceeding the amount of such increase. Amounts borrowed under this subsection 2.1A(ii) and subsequently repaid or prepaid may not be reborrowed. The Tranche B Term Loan Commitments of Lenders shall be adjusted to give effect to any assignments of the Tranche B Term Loan Commitments pursuant to subsection
      10.1 B.

            (iii) Revolving Loans. Each Revolving Lender severally agrees, subject to the limitations set forth below with respect to the maximum amount of Revolving Loans permitted to be outstanding from time to time, to lend to Company from time to time during the period from the Closing Date to but excluding the Revolving Loan Commitment Termination Date an aggregate amount not exceeding its Pro Rata Share of the aggregate amount of the Revolving Loan Commitments to be used for the purposes identified in subsection 2.5C. The original amount of each Revolving Lender's Revolving Loan Commitment is set forth opposite its name on Schedule 2.1 annexed hereto and the aggregate original amount of the Revolving Loan Commitments is $200,000,000; provided that the Revolving Loan Commitments of Revolving Lenders shall be adjusted to give effect to (a) any increase in the Revolving Loan Commitments from time to time in accordance with subsection 2.10 and (b) any assignments of the Revolving Loan Commitments pursuant to subsection 10.1B. Each Revolving Lender's Revolving Loan Commitment shall expire on the Revolving Loan Commitment Termination Date and all Revolving Loans and all other amounts owed hereunder with respect to the Revolving Loans and the Revolving Loan Commitments shall be paid in full no later than that date. Amounts borrowed under this subsection 2.1A(iii) may be repaid and reborrowed to but excluding the Revolving Loan Commitment Termination Date. Anything contained in this Agreement to the contrary notwithstanding, the Revolving Loans and the Revolving Loan Commitments shall be subject to the limitation that in no event shall the Total Utilization of Revolving Loan Commitments at any time exceed the Revolving Loan Commitments then in effect."

      B. Subsection 2.2A of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

            "A. RATE OF INTEREST. Subject to the provisions of subsections 2.6 and 2.7, each Term Loan and each Revolving Loan shall bear interest on the unpaid principal amount thereof from the date made through maturity (whether by acceleration or otherwise) at a rate determined by reference to the Base Rate or the Eurodollar Rate. Subject to the provisions of subsection 2.7, each Swing Line Loan shall bear interest on the unpaid principal amount thereof from the date

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

            made through maturity (whether by acceleration or otherwise) at a rate determined by reference to the Base Rate. The applicable basis for determining the rate of interest with respect to any Term Loan or any Revolving Loan shall be selected by Company initially at the time a Notice of Borrowing is given with respect to such Loan pursuant to subsection 2.1B, and the basis for determining the interest rate with respect to any Term Loan or any Revolving Loan may be changed from time to time pursuant to subsection 2.2D. If on any day a Term Loan or Revolving Loan is outstanding with respect to which notice has not been delivered to Administrative Agent in accordance with the terms of this Agreement specifying the applicable basis for determining the rate of interest, then for that day that Loan shall bear interest determined by reference to the Base Rate.

                  (i) Subject to the provisions of subsections 2.2E, 2.2G and 2.7, the Revolving Loans, the Tranche A Term Loans and the Tranche B Term Loans shall bear interest through maturity as follows:

                  (a) if a Base Rate Loan, then at the sum of the Base Rate plus the Base Rate Margin set forth in the table below opposite the Consolidated Leverage Ratio for the four-Fiscal Quarter period for which the applicable Pricing Certificate has been delivered pursuant to subsection 6.1(iii); or

                  (b) if a Eurodollar Rate Loan, then at the sum of the Eurodollar Rate plus the Eurodollar Rate Margin set forth in the table below opposite the Consolidated Leverage Ratio for the four-Fiscal Quarter period for which the applicable Pricing Certificate has been delivered pursuant to subsection 6.1(iii):


                Consolidated Leverage  Eurodollar Rate             Base
                        Ratio              Margin               Rate Margin
                ---------------------  ---------------          -----------
Greater than
or equal to          2.25:1.00               2.25%              1.25%

Less than            2.25:1.00               2.00%              1.00%"

            ; provided, that during any period beginning on any date Administrative Agent receives an Officer's Certificate from Company stating that Company has obtained senior secured ratings for the Credit Facilities not lower than BB from S&P and Ba2 from Moody's and continuing until Company fails to maintain such ratings, the Base Rate Margin and Eurodollar Rate Margin in each case shall be 0.25% per annum less than the Base Rate Margin and Eurodollar Rate Margin otherwise applicable pursuant to this subsection 2.2A(i).

                  (ii) Upon delivery of the Pricing Certificate by Company to Administrative Agent pursuant to subsection 6.1(iii), the Base Rate Margin and the Eurodollar Rate Margin shall automatically be adjusted in accordance with such Pricing Certificate, such adjustment to become effective on the next succeeding Business Day following the receipt by Administrative Agent of such Pricing Certificate (subject to the provisions of the foregoing clause (i)); provided that, if at any time a Pricing Certificate is not delivered at the time required pursuant to subsection 6.1(iii), from the time such Pricing Certificate was required to be delivered until delivery of such Pricing Certificate, the applicable margins shall be the maximum percentage amount for the relevant Loan set forth above.

                  (iii) Subject to the provisions of subsections 2.2E, 2.2G and
            2.7, the Swing Line Loans shall bear interest through maturity at the sum of the Base Rate plus the applicable Base Rate Margin for Revolving Loans minus the Commitment Fee Percentage.

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

      C. Subsection(ii) of the Credit Agreement is hereby amended by inserting the following immediately before the semicolon at the end of the first proviso thereto:

      "and, upon any additional Tranche B Term Loans being made on or after the Fifth Amendment Effective Date following an increase in Tranche B Term Loan Commitments pursuant to subsection 2.10, the scheduled installments of principal of the Tranche B Term Loans shall be increased by the aggregate amount of such additional Tranche B Term Loans, such increase being applied on a pro rata basis to each such scheduled installment that is unpaid at the time such additional Tranche B Term Loan is made."

      D. Subsection 2.4B(iii)(e) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

                  (e) Prepayments and Reductions from Consolidated Excess Cash Flow. In the event that there shall be a positive amount of Consolidated Excess Cash Flow for any Fiscal Year commencing with the Fiscal Year ending October 31, 2004, no later than 100 days after the end of each such Fiscal Year, Company shall prepay the Loans in an aggregate amount equal to (1) 75% of such Consolidated Excess Cash Flow, minus (2) any Voluntary Prepayment Amount for such Fiscal Year minus (3) the aggregate amount for such Fiscal Year of any repurchases or redemptions of Existing Senior Subordinated Notes and/or Senior Notes and/or Convertible Subordinated Notes of Company pursuant to Section 7.5A(xi) (but in the case of this subclause (3) only to the extent the funds applied for such purpose are included in the calculation of Consolidated EBITDA); provided, that commencing with the Fiscal Year ending October 31, 2004, the percentage in subclause (1) above shall be reduced to 50% of Consolidated Excess Cash Flow for any Fiscal Year during which the Consolidated Leverage Ratio as of the last day of such Fiscal Year is less than 2.50:1.00.

      E. Subsection 2.5A of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

            "A.   TERM LOANS. The proceeds of the Term Loans made on the Closing
      Date, together with the proceeds of the debt capitalization of Company described in subsection 4.1E, shall be applied by Company to fund the Acquisition Financing Requirements. The proceeds of the Term Loans made on or after the Fifth Amendment Effective Date shall be applied by Company for working capital and other general corporate purposes, including without limitation to repurchase, redeem or otherwise retire Existing Senior Subordinated Notes and/or Senior Notes and/or Convertible Subordinated Notes."

      F. Section 2 of the Credit Agreement is hereby amended by adding thereto the following subsection 2.10 at the end thereof:

"2.10 INCREASE IN COMMITMENTS.

      A. REQUEST FOR INCREASE. Provided no Event of Default has occurred and is continuing, upon notice to Administrative Agent (which shall promptly notify Lenders), Company may from time to time by written notice to Administrative Agent request an increase in (i) the Revolving Loan Commitments by an amount (for all such requests) not exceeding $25,000,000 and (ii) the Tranche B Term Loan Commitments by an amount (for all such requests) not exceeding $50,000,000; provided that any such request for an increase shall be in a minimum amount of $5,000,000.

      B. INCREASE IN COMMITMENTS; ADDITIONAL LENDERS. Concurrently with any request by Company for an increase in Commitments pursuant to this subsection 2.10, Company shall notify Administrative Agent of each Lender that has agreed to increase its Revolving Loan Commitment or Tranche B Term Loan Commitment, as the case may be, and the amount of each such agreed increase. To achieve the full amount of a requested increase in Commitments Company may also invite additional Eligible Assignees to become Lenders pursuant to a joinder agreement in form and substance satisfactory to Administrative Agent and its counsel, provided that Administrative Agent and, solely to the extent such Eligible Assignee is to have a Revolving Loan Commitment, Swingline Lender and each Issuing Lender, shall have consented to any such Eligible Assignee becoming a Lender. Company shall have no right to increase Commitments pursuant to this subsection 2.10 except to the extent Company obtains the agreement of one or more Lenders and/or Eligible Assignees (and, in the case of any such Eligible Assignee, any requisite consents) to accept such increase in Commitments.

      C. EFFECTIVE DATE AND ALLOCATIONS. If the Commitments are increased in accordance with this subsection 2.10, Administrative Agent and Company shall determine the effective date (each, an "Increase Effective Date") and the final allocation of such increase in Commitments. Administrative Agent shall promptly notify Company and the Lenders (and any designated Eligible Assignees) of the final allocation of such increase and the applicable Increase Effective Date.

      D. CONDITIONS TO EFFECTIVENESS OF INCREASE. As a condition precedent to each such increase in Commitments, Company shall deliver to Administrative Agent an Officer's Certificate of Company dated as of the applicable Increase Effective Date (i) certifying and attaching the resolutions adopted by Company approving or consenting to such increase in Commitments, and (ii) certifying that, before and after giving effect to such increase in Commitments:

            (a) the representations and warranties contained herein and in the other Loan Documents are true, correct and complete in all material respects on and as of the applicable Increase Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true, correct and complete in all material respects on and as of such earlier date; provided that where a representation and warranty is already qualified as to materiality, such representation and warranty shall be true, correct and complete as so qualified;

            (b) no event has occurred and is continuing that would constitute an Event of Default or a Potential Event of Default; and

            (c) each Loan Party has performed in all material respects all agreements and satisfied all conditions which this Agreement provides shall be performed or satisfied by it on or before the applicable Increase Effective Date.

Company shall either (1) prepay any Revolving Loans outstanding on the applicable Increase Effective Date or (2) submit a Notice of Borrowing requesting Revolving Loans as of the applicable Increase Effective Date (which Revolving Loans shall be funded solely by the Revolving Lenders that have increased their respective Revolving Loan Commitments as of such Increase Effective Date), in each case solely to the extent necessary to keep the outstanding Revolving Loans ratable with any revised Pro Rata Shares of Revolving Loans arising from any nonratable increase in the Revolving Loan Commitments under this subsection 2.10."

1.3   AMENDMENTS TO SECTION 7: COMPANY'S NEGATIVE COVENANTS

      A. Subsection 7.5A(xi) of the Credit Agreement is hereby amended by deleting the reference to "$25,000,000" therein and substituting "$50,000,000" therefor.

      B. Subsection 7.5A(xiii) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

      "(xiii) during any Fiscal Year ending on or after October 31, 2003, Company may repurchase or redeem Existing Senior Subordinated Notes and/or Senior Notes and/or Convertible Subordinated Notes (any such redemption being made in accordance with the terms of the Existing Senior Subordinated Indenture, the Senior Indenture and/or the Convertible Subordinated Note Indenture, respectively) in an amount equal to 25% of Consolidated Excess Cash Flow for such Fiscal Year (the "MAXIMUM REPURCHASE AMOUNT"); provided that the Consolidated Leverage Ratio as of the last day of the most recently completed Fiscal Quarter, after giving effect to the proposed repurchase or redemption and any other repurchases or redemptions previously consummated during the current Fiscal Quarter as though they had occurred on the last day of the most recently completed Fiscal Quarter, is less than 3:00 to 1:00; provided further that (a) such percentage shall be increased to 50% of Consolidated Excess Cash Flow during any Fiscal Year for which the Consolidated Leverage Ratio as of the end of such Fiscal Year is less than 2:50 to 1:00, and
(b) the Maximum Repurchase Amount for any Fiscal Year shall be increased by an amount equal to the excess, if any, of the Maximum Repurchase Amount for the previous Fiscal Year (without giving effect to any adjustment in accordance with subclause (b) of this proviso, and solely to the extent that such previous Fiscal Quarters ended on or after January 31, 2004) over the actual amount applied to repurchases or redemptions during such previous Fiscal Years; and"

1.4   TITLES OF CERTAIN AGENTS

      A. For purposes of this Amendment and the resyndication and repricing process contemplated hereby:

            (i) Credit Suisse First Boston, acting through its Cayman Islands Branch, shall be "Sole Lead Arranger" in connection with the resyndication and repricing of the Tranche B Term Loans; and

            (ii) Credit Suisse First Boston, acting through its Cayman Islands Branch, and Wells Fargo Bank, National Association, shall be "Co-Lead Arrangers" in connection with the resyndication and repricing of the Tranche A Term Loans and the Revolving Loans.

      The term "Agents" as defined under the Credit Agreement shall be deemed for all purposes to include, without limitation, Credit Suisse First Boston, acting through its Cayman Islands Branch, in its capacity as "Sole Lead Arranger".

      SECTION 2.  CONDITIONS TO EFFECTIVENESS

            Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "FIFTH AMENDMENT EFFECTIVE DATE"):

            A. Company shall deliver to Lenders (or to Administrative Agent for Lenders) the following, each, unless otherwise noted, dated the Fifth Amendment Effective Date:

                  1. Certified copies of its Certificate of Incorporation, together with a good standing certificate from the Secretary of State of the State of Delaware, each dated a recent date prior to the Fifth Amendment Effective Date;

                  2. A certificate, dated as of the Fifth Amendment Effective Date, of its corporate secretary or an assistant secretary, certifying that there have been no changes in its Bylaws from the form of Bylaws previously delivered to Lenders;

                  3. Resolutions of its Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment, certified as of Fifth Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

                  4. Signature and incumbency certificates of its officers executing this Amendment; and

                  5.    Executed copies of this Amendment.

            B.    Each Lender shall have executed this Amendment.

            C. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby shall be satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

            D. Lenders shall have received copies of one or more favorable written opinions of counsel to Company, in form and substance reasonably satisfactory to Administrative Agent and its counsel, dated as of the Fifth Amendment Effective Date with respect to the enforceability of the Amended Agreement (as hereinafter defined) and as to such other matters as Administrative Agent acting on behalf of Lenders may reasonably request.

      SECTION 3.  COMPANY'S REPRESENTATIONS AND WARRANTIES

            In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete as of the date of this Amendment:

            A. CORPORATE POWER AND AUTHORITY. Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

            B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company.

            C. NO CONFLICT. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries in any manner that would be likely to result in a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders or Permitted Encumbrances), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

            D. GOVERNMENTAL CONSENTS. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

            E. BINDING OBLIGATION. This Amendment has been duly executed and delivered by Company and this Amendment and the Amended Agreement are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

            F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

            G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

      SECTION 4.  MISCELLANEOUS

            A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

            (i) On and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

            (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

            (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

            B. FEES AND EXPENSES. Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

            C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

            D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

            E. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

      SECTION 5.  ACKNOWLEDGEMENT AND CONSENT BY GUARANTORS

            Each guarantor listed on the signature pages hereof ("SUBSIDIARY GUARANTORS") hereby acknowledges that it has read this Amendment and consents to the terms thereof, and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of each Subsidiary Guarantor under its applicable Subsidiary Guaranty shall not be impaired or affected and the applicable Subsidiary Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects. Each Subsidiary Guarantor further agrees that nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Subsidiary Guarantor to any future amendment to the Credit Agreement.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                        URS CORPORATION, a Delaware
                                        corporation

                                        By: /s/ Kent P. Ainsworth
                                            ----------------------------------
                                        Name: Kent P. Ainsworth
                                        Title: Executive Vice President and
                                               Chief Financial Officer

                                        CREDIT SUISSE FIRST BOSTON, ACTING
                                        THROUGH ITS CAYMAN ISLANDS BRANCH,
                                        Individually and as Administrative
                                        Agent

                                        By: /s/ S. William Fox
                                            ----------------------------------
                                        Name: S. William Fox
                                        Title: Director

                                        By: /s/ David I. Dodd
                                            ----------------------------------
                                        Name: David I. Dodd
                                        Title: Associate

                                        AMAN ENVIRONMENTAL CONSTRUCTION, INC.,
                                        a California corporation

                                        By: /s/ Kent P. Ainsworth
                                            ----------------------------------
                                        Name: Kent P. Ainsworth
                                        Title: Executive Vice President and
                                               Chief Financial Officer

                                        BANSHEE CONSTRUCTION COMPANY, INC.,
                                        a California corporation

                                        By: /s/ Rita Armstrong
                                            ----------------------------------
                                        Name: Rita Armstrong
                                        Title: Vice President and Treasurer

                                        CLEVELAND WRECKING COMPANY, a
                                        California Corporation

                                        By: /s/ Rita Armstrong
                                            ----------------------------------
                                        Name: Rita Armstrong
                                        Title: Vice President and Treasurer

SIGNET TESTING LABORATORIES, INC.,      URS CORPORATION-MARYLAND, a
A DELAWARE CORPORATION                  Maryland Corporation

By: /s/ Rita Armstrong                  By: /s/ David C. Nelson
    ----------------------------------      ----------------------------------
Name: Rita Armstrong                    Name: David C. Nelson
Title: Vice President and Treasurer     Title: Vice President and Treasurer

                                        URS CORPORATION-OHIO, an Ohio
RADIAN INTERNATIONAL LLC, a             Corporation
Delaware Limited Liability Company

                                        By: /s/ David C. Nelson
By: /s/ David C. Nelson                     ----------------------------------
    ----------------------------------  Name: David C. Nelson
Name: David C. Nelson                   Title: Vice President and Treasurer
Title: Vice President and Treasurer
                                        URS CORPORATION SOUTHERN, a
URS CONSTRUCTION SERVICES, INC.,        California Corporation
a Florida Corporation

                                        By: /s/ David C. Nelson
By: /s/ Kent P. Ainsworth                   ----------------------------------
    ----------------------------------  Name: David C. Nelson
Name: Kent P. Ainsworth                 Title: Vice President and Treasurer
Title: Executive Vice President and
       chief Executive Officer          URS GROUP INC., a Delaware Corporation

URS CORPORATION, a Nevada Corporation
                                        By: /s/ David C. Nelson
                                            ----------------------------------
By: /s/ David C. Nelson                 Name: David C. Nelson
    ----------------------------------  Title: Vice President and Assistant
Name: David C. Nelson                          Treasurer
Title: Vice President and Treasurer
                                        URS OPERATING SERVICES, INC.,
                                        a Delaware Corporation
URS CORPORATION GREAT LAKES, a
Michigan Corporation
                                        By: /s/ Peter J. Pedalino
By: /s/ Kent P. Ainsworth                   ----------------------------------
    ----------------------------------  Name: Peter J. Pedalino
Name: Kent P. Ainsworth                 Title: Vice President and Controller
Title: Chief Financial Officer
                                        URS HOLDINGS, INC., a
URS CORPORATION GROUP CONSULTANTS,      Delaware Corporation
a New York Corporation

By: /s/ David C. Nelson                 By: /s/ David C. Nelson
    ----------------------------------      ----------------------------------
Name: David C. Nelson                   Name: David C. Nelson
Title: Vice President and Treasurer     Title: Vice President and Treasurer

                                        URS INTERNATIONAL INC., a
                                        Delaware Corporation

                                        By: /s/ David C. Nelson
                                            ----------------------------------
                                        Name: David C. Nelson
                                        Title: Vice President and Treasurer

LEAR SIEGLER SERVICES, INC., a
Delaware Corporation                    RADIAN ENGINEERING, INC. a New York
                                        Corporation

By: /s/ Kent P. Ainsworth
     ---------------------------------  By: /s/ Kent P. Ainsworth
Name: Kent P. Ainsworth                     ----------------------------------
Title: Executive Vice President         Name: Kent P. Ainsworth
                                        Title: Executive Vice President, Chief
EG&G DEFENSE MATERIALS, INC., a                Financial Officer and Secretary
Utah Corporation

                                        URS CORPORATION AES., a
By: /s/ William Neeb                    Connecticut Corporation
    ----------------------------------
Name: William Neeb
Title: Vice President, Chief            By: /s/ Kent P. Ainsworth
       Financial Officer and Assistant      ----------------------------------
       Treasurer                        Name: Kent P. Ainsworth
                                        Title: Executive Vice President and
EG&G TECHNICAL SERVICES, INC., a               Chief Financial Officer
Delaware Corporation

                                        URS CORPORATION ARCHITECTURE-NC, P.C.,
By: /s/ Kent P. Ainsworth               a North Carolina Corporation
    ----------------------------------
Name: Kent P. Ainsworth
Title: Executive Vice President         By: /s/ Kent P. Ainsworth
                                            ----------------------------------
                                        Name: Kent P. Ainsworth
D&M CONSULTING ENGINEERS, INC., a       Title: Executive Vice President and
Delaware Corporation                           Chief Financial Officer

                                        URS CORPORATION - NEW YORK, a
By: /s/ Kent P. Ainsworth               New York Corporation
    ----------------------------------
Name: Kent P. Ainsworth
Title: Executive Vice President and     By: /s/ Kent P. Ainsworth
       Chief Financial Officer              ----------------------------------
                                        Name: Kent P. Ainsworth
E.C. DRIVER & ASSOCIATES, INC., a       Title: Executive Vice President and
Florida Corporation                            Chief Financial Officer

                                        URS RESOURCES, LLC, a
By: /s/ Kent P. Ainsworth               Delaware Limited Liability Company
    ----------------------------------
Name: Kent P. Ainsworth
Title: Executive Vice President and     By: /s/ Kent P. Ainsworth
       Chief Financial Officer              ----------------------------------
                                        Name: Kent P. Ainsworth
                                        Title: Attorney-in-fact
LEAR SIEGLER LOGISTICS INTERNATIONAL,
INC., a Delaware Corporation
                                        BNP PARIBAS
                                        AS A LENDER
By: /s/ Kent P. Ainsworth
    ----------------------------------
Name: Kent P. Ainsworth                 By: /s/ James McCann
Title: Executive Vice President             ----------------------------------
                                        Name: James McCann
                                        Title: Director

BNP PARIBAS                             DAVID L. BABSON & COMPANY INC.
AS A LENDER                             AS COLLATERAL MANAGER ON BEHALF OF THE
                                        INVESTMENT FUNDS UNDER ITS MANAGEMENT AS
By: /s/ Sandy Bertram                   LISTED BELOW;
    ----------------------------------
Name:  Sandy Bertram                    - ELC (CAYMAN) LTD. CDO SERIES 1999-I
Title: Vice President                   - ELC (CAYMAN) LTD. 1999-III
                                        - ELC (CAYMAN) LTD. 2000-I
CREDIT SUISSE FIRST BOSTON, ACTING      - APEX (IDM) CDO I LTD
THROUGH ITS CAYMAN ISLANDS BRANCH,      - TRYON CLO LTD. 2000-I
AS A LENDER                             - SIMSBURY CLO. LIMITED
                                        - SUFFIELD CLO, LIMITED
By: /s/ S. William Fox
    ----------------------------------  By: /s/ John Stelwagon
Name:  S. William Fox                       ------------------------------------
Title: Director                         Name:  John Stelwagon
                                        Title: Managing Director
HARRIS TRUST & SAVINGS BANK,
AS A LENDER                             MAPLEWOOD (CAYMAN) LIMITED
                                        BY: DAVID L. BABSON & COMPANY INC.
By: /s/Isabella Battista                UNDER DELEGATED AUTHORITY FROM
    ----------------------------------  MASSACHUSETTS MUTUAL LIFE INSURANCE
Name:  Isabella Battista                COMPANY AS INVESTMENT MANAGER
Title: Vice President
                                        By: /s/ John Stelwagon
LANDMARK II CDO LIMITED,                    ------------------------------------
BY: ALADDIN CAPITAL MANAGEMENT LLC,     Name:  John Stelwagon
AS MANAGER                              Title: Managing Director

By: /s/ Joseph Moroney                  BILL & MELINDA GATES FOUNDATION
    ----------------------------------  BY: DAVID L. BABSON & COMPANY INC.
Name:  Joseph Moroney                   AS INVESTMENT MANAGER
Title: Director
                                        By: /s/ John Stelwagon
CALLIDUS DEBT PARTNERS CDO FUND I, LTD      ------------------------------------
BY: ITS COLLATERAL MANAGER, CALLIDUS    Name :  John Stelwagon
CAPITAL MANAGEMENT, LLC,                Title : Managing Director
AS A LENDER
                                        BABSON CLO TLD. 2003-I
By: /s/ Mavis Taintor                   BY: DAVID L. BABSON & COMPANY INC.,
    ----------------------------------  AS MANAGER
Name:  Mavis Taintor
Title: Managing Director                By: /s/ John Stelwagon
                                            ------------------------------------
TORONTO DOMINION (NEW YORK), INC.,      Name:  John Stelwagon
AS A LENDER                             Title: Managing Director

By: /s/ Michelle Manning
    ----------------------------------
Name:  Michelle Manning
Title: Vice President

MASSACHUSETTS MUTUAL LIFE INSURANCE     NOVA CDO 2001, LTD.,
COMPANY BY:                             AS A LENDER
DAVID L. BABSON & COMPANYINC.
AS INVESTMENT MANAGER

                                        By: /s/ John G. Martin
By: /s/ John Stelwagon                      ----------------------------------
    ----------------------------------  Name: John G. Martin
Name: John Stelwagon                    Title: Vice President
Title: Managing Director
                                        VENTURE CDO 2002, LIMITED,
NATIONWIDE MUTUAL INSURANCE COMPANY     AS A LENDER
AS A LENDER
                                        BY ITS INVESTMENT ADVISER MIX ASSET
                                        MANAGEMENT LLC
By: /s/ Thomas S. Leggett
    ----------------------------------  By: /s/ Martin Davey
Name: Thomas S. Leggett                     ----------------------------------
Title: Associate Vice President Public  Name: Martin Davey
       Bonds                            Title: Managing Director

SCOTTSDALE INSURANCE                    VENTURE II CDO, LIMITED,
AS A LENDER                             AS A LENDER

                                        BY ITS INVESTMENT ADVISER MIX ASSET
By: /s/ Thomas S. Leggett               MANAGEMENT LLC
    ----------------------------------
Name: Thomas S. Leggett                 By: /s/ Martin Davey
Title: Associate Vice President Public      ----------------------------------
       Bonds                            Name: Martin Davey
                                        Title: Managing Director
AMCO INSURANCE
AS A LENDER                             DRYDEN HIGH YEILD CDO 2001-I,
                                        BY PRUDENTIAL INVESTMENT MANAGEMENT,
                                        AS COLLATERAL MANAGER, AS A LENDER
By: /s/ Thomas S. Leggett
    ----------------------------------
Name: Thomas S. Leggett                 By: /s/ B. Ross Smead
Title: Associate Vice President Public      ----------------------------------
       Bonds                            Name: B. Ross Smead
                                        Title: Vice President
ANTARES CAPITAL CORPORATION,
AS A LENDER                             DRYDEN LEVERAGED LOAN CDO 2002-II,
                                        BY PRUDENTIAL INVESTMENT MANAGEMENT,
                                        AS COLLATERAL MANAGER, AS A LENDER
By: /s/ John G. Martin
    ----------------------------------
Name: John G. Martin                    By: /s/ B. Ross Smead
Title: Managing Director                    ----------------------------------
                                        Name: B. Ross Smead
MARINER CDO 2002, LTD                   Title: Vice President
AS A LENDER
                                        DRYDEN III - LEVERAGED LOAN CDO 2003,
                                        BY PRUDENTIAL INVESTMENT MANAGEMENT,
By: /s/ John G. Martin                  AS COLLATERAL MANAGER, AS A LENDER
     ---------------------------------
Name: John G. Martin
Title: Vice President                   By: /s/ B. Ross Smead
                                            ----------------------------------
                                        Name: B. Ross Smead
                                        Title: Vice President

                                        Title: Managing Director
LOAN FUNDING V, LLC,                    US BANK NATIONAL ASSOCIATION,
BY PRUDENTIAL INVESTMENT MANAGEMENT,    AS A LENDER
AS PORTFOLIO MANAGER, AS A LENDER
                                        By: /s/ Douglas A. Rich
By: /s/ B. Ross Smead                       ----------------------------------
    ----------------------------------  Name: Douglas A. Rich
Name: B. Ross Smead                     Title: Vice President
Title: Vice President                   AIMCO CDO SERIES 2000-A,
                                        AS A LENDER
ORIX FINANCIAL SERVICES, INC.,
AS A LENDER                             By: /s/ Unreadable
                                            ----------------------------------
By: /s/ Christopher L. Smith            Name: Unreadable
    ----------------------------------  Title: Unreadable
Name: Christopher L. Smith
Title: Authorized Representative        AIMCO CDO SERIES 2001-A,
                                        AS A LENDER
COLUMBIA FLOATING RATE ADVANTAGE FUND
BY: HIGHLAND CAPITAL MANAGEMENT, L.P.,  By: /s/ Unreadable
ITS INVESTMENT ADVISOR,                     ----------------------------------
AS A LENDER                             Name: Unreadable
                                        Title: Unreadable
By: /s/ Todd Travers
    ----------------------------------  ALL STATE LIFE INSURANCE COMPANY,
Name: Todd Travers                      AS A LENDER
Title: Senior Portfolio Manager,
Highland Capital Management, L.R.       By: /s/ Unreadable
                                         ----------------------------------
COLUMBIA FLOATING RATE LIMITED          Name: Unreadable
LIABILITY COMPANY                       Title: Unreadable
BY: HIGHLAND CAPITAL MANAGEMENT, L.P.,
ITS INVESTMENT ADVISOR,                 THE ROYAL BANK OF SCOTLAND PLC.,
AS A LENDER                             AS A LENDER

By: /s/ Todd Travers                    By: /s/ Curtis Lueker
    ----------------------------------      ----------------------------------
Name: Todd Travers                      Name: Curtis Lueker
Title: Senior Portfolio Manager,        Title: Vice President
       Highland Capital Management,
       L.R.                             PROMETHEUS INVESTMENT FUNDING NO. 2 LTD,
                                        AS A LENDER
CARLYLE HIGH YIELD PARTERS IV, LTD.,
AS A LENDER                             By: /s/ James T. Li
                                            ----------------------------------
By: /s/ Linda Pace                      Name: James T. Li
    ----------------------------------  Title: Associate Director
Name: Linda Pace
Title: Managing Director

CARLYLE HIGH YIELD PARTERS III, LTD.,
AS A LENDER


By: /s/ Linda Pace
    ----------------------------------
Name: Linda Pace

DENALI CAPITAL LLC, MANAGING MEMBER OF  SRF 2000, INC.,
DC FUNDING PARTNERS, PORTFOLIO MANAGER  AS A LENDER
FOR DENALI CAPITAL CLO I, LTD., OR AN
AFFILIATE
                                        By: /s/ Diana M. Himes
                                            ----------------------------------
By: /s/ John P. Thacker                 Name: Diana M. Himes
    ----------------------------------  Title: Assistant Vice President
Name: John P. Thacker
Title: Chief Credit Officer             ERSTE BANK DER OESTERREICHISCHEN
                                        SPARKASSES AG.
DENALI CAPITAL LLC, MANAGING MEMBER OF  AS A LENDER
DC FUNDING PARTNERS, PORTFOLIO MANAGER
FOR DENALI CAPITAL CLO III, LTD., OR    By: /s/ John Fay
AN AFFILIATE                                ----------------------------------
                                        Name: John Fay
                                        Title: Vice President
By: /s/ John P. Thacker
    ----------------------------------
Name: John P. Thacker                   By: /s/ Bryan J. Lynch
Title: Chief Credit Officer                 ----------------------------------
                                        Name: Bryan J. Lynch
GENERAL ELECTRIC CAPITAL CORPORATION    Title: First Vice President
AS A LENDER
                                        FRANKLIN CLO IV, LTD.,
                                        AS A LENDER
By: /s/Brian Schwinn
    ----------------------------------
Name: Brian Schwinn                     By: /s/ Richard Hsu
Title: Duly Authorized Signatory            ----------------------------------
                                        Name: Richard Hsu
TRANSAMERICA BUSINESS CAPITAL           Title: Vice President
CORPORATION
AS A LENDER                             FRANKLIN CLO III, LTD.,
                                        AS A LENDER
By: /s/Brian Schwinn
    ----------------------------------
Name: Brian Schwinn                     By: /s/ Richard Hsu
Title: Duly Authorized Signatory            ----------------------------------
                                        Name: Richard Hsu
IKB CAPITAL CORPORATION                 Title: Vice President
AS A LENDER
                                        FRANKLIN FLOATING RATE DAILY ACCESS
                                        FUND
By: /s/ David Snyder                    AS A LENDER
    ----------------------------------
NAME: DAVID SNYDER                      By: /s/ Richard Hsu
TITLE: PRESIDENT                            ----------------------------------
                                        Name: Richard Hsu
                                        Title: Vice President
SRF TRADING, INC.,
AS A LENDER
                                        FRANKLIN CLO I, LTD.,
                                        AS A LENDER
By: /s/ Diana M. Himes
    ----------------------------------
Name: Diana M. Himes                    By: /s/ Richard Hsu
Title: Assistant Vice President             ----------------------------------
                                        Name: Richard Hsu
                                        Title: Vice President

FRANKLIN CLO II, LTD.,                  STANWICH LOAN FUNDING LLC,
AS A LENDER                             AS A LENDER

By: /s/ Richard Hsu                     By: /s/  Diane M. Himes
    ----------------------------------      ----------------------------------
Name: Richard Hsu                       Name: Diane M. Himes
Title: Vice President                   Title: Assistant Vice President

FRANKLIN FLOATING RATE TRUST,           UNION BANK OF CALIFORNIA, N.A.,
AS A LENDER                             AS A LENDER

By: /s/ Richard Hsu                     By: /s/  David Jackson
    ----------------------------------      ----------------------------------
Name: Richard Hsu                       Name: David Jackson
Title: Vice President                   Title: Vice President

HAMILTON FLOATING RATE FUND, LLC,       WELLS FARGO, NATIONAL ASSOCIATION,
AS A LENDER                             AS A LENDER

By: /s/ Dean Stephan                    By: /s/ Marsha Poenisch
    ----------------------------------      ----------------------------------
Name: Dean Stephan                      Name: Marsha Poenisch
Title: Managing Director                Title: Vice President

PACIFICA CDO II, LTD., BY ALCENTRA      BRYN MAWR CLO, LTD.,
AS A LENDER                             BY: DEERFIELD CAPITAL MANAGEMENT LLC
                                        AS ITS COLLATERAL MANAGER,
                                        AS A LENDER
By: /s/  Anna Popovici
    ----------------------------------
Name: Anna Popovici                     By: /s/ Dale Burrow
Title: Associate                            ----------------------------------
                                        Name: Dale Burrow
MUIRFIELD TRADING LLC,                  Title: Senior Vice President
AS A LENDER
                                        FOREST CREEK CLO, LTD.,
                                        BY: DEERFIELD CAPITAL MANAGEMENT LLC
By: /s/  Diane M. Himes                 AS ITS COLLATERAL MANAGER,
    ----------------------------------  AS A LENDER
Name: Diane M. Himes
Title: Assistant Vice President
                                        By: /s/ Dale Burrow
                                            ----------------------------------
PPM SPYGLASS FUNDING TRUST,             Name: Dale Burrow
AS A LENDER                             Title: Senior Vice President

                                        LONG GROVE CLO, LIMITED
By: /s/  Diane M. Himes                 BY: DEERFIELD CAPITAL MANAGEMENT LLC
    ----------------------------------  AS ITS COLLATERAL MANAGER,
Name: Diane M. Himes                    AS A LENDER
Title: Assistant Vice President
PPM SHADOW CREEK FUNDING LLC,
AS A LENDER                             By: /s/ Dale Burrow
                                            ----------------------------------
                                        Name: Dale Burrow
By: /s/  Diane M. Himes                 Title: Senior Vice President
    ----------------------------------
Name: Diane M. Himes
Title: Assistant Vice President

ROSEMONT CLO, LTD.,                     LONGHORN CDO (CAYMAN) LTD.,
BY: DEERFIELD CAPITAL MANAGEMENT LLC    BY: MERRILL LYNCH INVESTMENT MANGERS,
AS ITS COLLATERAL MANAGER,              L.P., AS INVESTMENT ADVISOR
AS A LENDER

                                        By: /s/ Anthony Heyman
By: /s/ Dale Burrow                         ----------------------------------
    ----------------------------------  Name: Anthony Heyman
Name: Dale Burrow                       Title: Authorized Signatory
Title: Senior Vice President

SEQUILS-CUMBERLAND I, LTD.,             LONGHORN II, LTD.,
BY: DEERFIELD CAPITAL MANAGEMENT LLC    BY: MERRILL LYNCH INVESTMENT MANGERS,
AS ITS COLLATERAL MANAGER,              L.P.,
AS A LENDER                             AS INVESTMENT ADVISOR

                                        By: /s/ Anthony Heyman
By: /s/ Dale Burrow                         ----------------------------------
    ----------------------------------  Name: Anthony Heyman
Name: Dale Burrow                       Title: Authorized Signatory
Title: Senior Vice President

THE NORINCHUKIN BANK, NEW YORK,         MASTER SENIOR FLOATING RATE TRUSTS
AS A LENDER

By: /s/Fumiaki Ono                      By: /s/ Anthony Heyman
    ----------------------------------      ----------------------------------
Name: Fumiaki Ono                       Name: Anthony Heyman
Title: General Manager                  Title: Authorized Signatory

MERRILL LYNCH PRIME RATE PORTFOLIO      MERRILL LYNCH CAPITAL, A
BY: MERRILL LYNCH INVESTMENT MANAGERS,  DIVISION OF MERRILL LYNCH BUSINESS
L.P. AS INVESTMENT ADVISOR              FINANCIAL SERVICES INC.,
                                        AS A LENDER
By: /s/ Anthony Heyman
    ----------------------------------  By: /s/ Julia Maslanka
Name: Anthony Heyman                        ----------------------------------
Title: Authorized Signatory             Name: Julia Maslanka
                                        Title: Vice President
MERRILL LYNCH GLOBAL INVESTMENT         NATIONAL CITY BANK,
SERIES:                                 AS A LENDER
BANK LOAN INCOME PORTFOLIO
BY: MERRILL LYNCH INVESTMENT MANAGERS,  By: /s/ Frank Byrne
L.P., AS INVESTMENT ADVISOR                 ----------------------------------
                                        Name: Frank Byrne
By: /s/ Anthony Heyman                  Title: Account Manager
    ----------------------------------
Name: Anthony Heyman                    ML CLO XII PILGRIM AMERICA (CAYMAN)
Title: Authorized Signatory             LTD.,
                                        BY: ING INVESTMENTS, LLC
                                        AS ITS INVESTMENT MANAGER

                                        By: /s/ Robert Wilson
                                            ----------------------------------
                                        Name: Robert Wilson
                                        Title: Senior Vice President

ML CLO XV PILGRIM AMERICA (CAYMAN)      CALLIDUS DEBT PARTNERS CLO FUND II,
LTD.,                                   LTD.
BY: ING INVESTMENTS, LLC                BY: ITS COLLATERAL MANAGER,
AS ITS INVESTMENT MANAGER               CALLIDUS CAPITAL MANAGEMENT, LLC
                                        AS A LENDER
By: /s/ Robert Wilson
    ----------------------------------  By: /s/ Wayne Wheller
Name: Robert Wilson                         ----------------------------------
Title: Senior Vice President            Name: Wayne Wheller
                                        Title: Managing Director
PILGRIM AMERICA HIGH INCOME
INVESTMENTS LTD,                        FORTIS CAPITAL CORP.
BY: ING INVESTMENTS, LLC
AS ITS INVESTMENT MANAGER               By: /s/ John Preneta
                                            ----------------------------------
By: /s/ Robert Wilson                   Name: John Preneta
    ----------------------------------  Title: Executive Vice President
Name: Robert Wilson
Title: Senior Vice President            By: /s/Stephen Suo
                                            ----------------------------------
PILGRIM CLO 1999-1 LTD.,                Name: Stephen Suo
BY: ING INVESTMENTS, LLC                Title: Vice President
AS ITS INVESTMENT MANAGER
                                        PROMETHEUS INVESTMENT FUNDING NO. 1
By: /s/ Robert Wilson                   LTD, BY HVB CREDIT ADVISORS LLC
    ---------------------------------   AS A LENDER
Name: Robert Wilson
Title: Senior Vice President            By: /s/ James T, Li
                                            ----------------------------------
TRUMBULL THC, LTD.,                     Name: James T, Li
AS A LENDER                             Title: Associate Director

By: /s/ Theresa Lynch                   By: /s/ Vicky S. Soo
    ---------------------------------       ----------------------------------
Name: Theresa Lynch                     Name: Vicky S. Soo
Title: Assistant Vice President               Associate Director

JPMORGAN CHASE BANK AS TRUSTEE OF THE   OAKHILL SECURIITIES FUND, L.P.

                                        BY: OAK HILL SECURITIES GENERAL
ANTAREST FUNDING TRUST CREATED UNDER    PARTNERSHIP, ITS GENERAL PARTNERS
TRUST AGREEMENT DATED AS OF NOVEMBER
30, 1999,                               BY: OAK HILL SECURITIES MGP, INC.,
AS A LENDER                             ITS GENERAL PARTNER

By: /s/ Leslie Hundley                  By: /s/ Scott D. Krase
    ----------------------------------      ----------------------------------
Name: Leslie Hundley                    Name: Scott D. Krase
Title: Assistant Vice President         Title: Vice President

OAKHILL SECURIITIES FUND II, L.P.       BANK LEUMI USA,
                                        AS A LENDER
BY: OAK HILL SECURITIES GENPAR II,
L.P., ITS GENERAL PARTNERS
                                        By: /s/ Natalya Kogan
BY: OAK HILL SECURITIES MGP, INC.,          ----------------------------------
ITS GENERAL PARTNER                     Name: Natalya Kogan
                                        Title: Banking Officer

By: /s/ Scott D. Krase
    ----------------------------------
Name: Scott D. Krase
Title: Vice President

OAKHILL PARTNERS I, L.P.

BY: OAK HILL CLO MANAGEMENT I, LLC,
AS INVESTMENT MANAGER

By: /s/ Scott D. Krase
    ----------------------------------
Name: Scott D. Krase
Title: Authorized Person

MADISON AVENUE IV LTD.,
BY: METROPOLITAN LIFE INSURANCE
COMPANY,
AS COLLATERAL MANAGER,
AS A LENDER

By: /s/ James R. Dingler
    ----------------------------------
Name: James R. Dingler
Title: Director

METROPOLITAN LIFE INSURANCE COMPANY,
AS A LENDER

By: /s/ James R. Dingler
    ----------------------------------
Name: James R. Dingler
Title: Director

WHITNEY PRIVATE DEBT FUND, L.P.,
AS A LENDER

By: /s/ Kevin J. Curley
    ----------------------------------
Name: Kevin J. Curley
Title: Authorized Signatory